UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2004

EDUCATION FUNDING CAPITAL TRUST - IV (ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959-01	51-6553467
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

c/o U.S. Bank National

Association

CN-WN-06CT

425 Walnut Street, 6th Floor

Cincinnati, Ohio 45202

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (513) 632-2518

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Pursuant to the Indenture of Trust dated as of May 1, 2004 as supplemented by the First Supplemental Indenture of Trust dated as of May 1, 2004 (collectively, the “Indenture”) among Education Funding Capital Trust-IV (the “Issuer”), U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), and Fifth Third Bank, as eligible lender trustee for the Issuer (the “Eligible Lender Trustee”), the Indenture Trustee made available to noteholders the statement required by the Indenture, which statement is being filed as Exhibit 99.1 to this Form 8-K. In accordance with the Indenture, the Indenture Trustee was required to make distributions to the holders of the Issuer’s Education Loan Backed Notes Series 2004-A-1, 2004-A-2, 2004-A-3, 2004-A-5, 2004-A-6 and 2004-B-1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Document
99.1	Statement to Noteholders November 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Cincinnati, State of Ohio, on December 15, 2004.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Co-Owner Trustee for EDUCATION FUNDING CAPITAL TRUST-IV

By:	/s/ William E. Sicking
William E. Sicking
Vice President and Trust Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Statement to Noteholders November 30, 2004